UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 17, 2021

DYNATRACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road, Suite 116	02451
Waltham MA
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 530-1000
Not Applicable
(Former name or former address, if changed since last report)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 17, 2021, upon the recommendation of the Nominating and Corporate Governance Committee of Dynatrace, Inc. (the "Company"), the board of directors (the "Board") of the Company approved a board size increase from eight (8) to nine (9) members and appointed Kirsten O. Wolberg to the newly created seat as a Class II director, effective immediately. The term of the Company’s Class II directors, including Ms. Wolberg, expires at the annual meeting of stockholders to be held in 2021 or upon the election and qualification of successor directors. Ms. Wolberg has also been appointed to the cybersecurity committee of the Board.

There are no arrangements or understandings between Ms. Wolberg and any other person pursuant to which she was selected as a director. Ms. Wolberg has no family relationship with any director or executive officer of the Company and she has no direct or indirect material interest in any transaction involving Dynatrace, Inc. required to be disclosed under Item 404(a) of Regulation S-K.

Ms. Wolberg’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, a copy of which policy is included as Exhibit 10.4 to the Company's Annual Report on Form 10-K for the year ended March 31, 2020. In addition, the Company entered into an indemnification agreement with Ms. Wolberg in connection with her appointment to the Board, in substantially the same form as that entered into with the Company’s other directors.

Item 7.01 Regulation FD Disclosure.

On March 18, 2021, the Company issued a press release announcing that Ms. Wolberg has been appointed to the Board. A copy of the press release announcing Ms. Wolberg’s election to the Board is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Dynatrace, Inc. dated March 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021	Dynatrace, Inc.

	By:	/s/ Kevin C. Burns
Kevin C. Burns
Chief Financial Officer & Treasurer
(Principal Financial Officer)